Exhibit 10.6

PATENT AND KNOW-HOW TRANSFER AGREEMENT

Between

GENERIS GMBH

AM MITTLEREN MOOS 15

D-86167 AUGSBURG

(IN THE FOLLOWING “GENERIS”)

AND

EXTRUDE HONE GMBH

BERGHAUSER STR. 62

D-42859 REMSCHEID

(IN THE FOLLOWING “EH”)

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Preamble

GENERIS has developed a CAD based ink jet technology for the production of molds, cores and other components which is particularly useful for sand casting applications (“GENERIS SAND TECHNOLOGY”) which is covered by patents/patent applications (“GENERIS SAND PATENTS”) and secret know-how (“GENERIS SAND KNOW-HOW”) of GENERIS (collectively “GENERIS SAND IP”).  The GENERIS SAND TECHNOLOGY consists in certain equipment and processes, especially, but not linked to the GS 1500 system.

GENERIS has pledged the GENERIS SAND IP to Anton Hafner Bankgeschaft in Augsburg / Germany and granted a non-exclusive license to Soligen Inc., USA.  GENERIS has rescinded (angefochten) and terminated (gekündigt) the non-exclusive license agreement with Soligen Inc.  Soligen Inc., however, contests such rescission and termination.

Startkapital-Fonds Augsburg GmbH and Technologie Beteiligungsfonds Bayern GmbH & Co KG have entered into partnership agreements with GENERIS.

EH is interested in the use of GENERIS SAND IP and is willing to purchase co-ownership shares (Miteigentum) in GENERIS SAND IP.  GENERIS is willing to transfer GENERIS SAND IP shares to EH.

EH intends to establish, a new company (“NewCo”) in the Land of Bavaria for the manufacture and sale of equipment based on GENERIS SAND TECHNOLOGY.  EH intends to offer Mr. Ederer and Mr. Höchsmann each a [***] share in NewCo.  The NewCo shall be established by 31 August 2003 at the latest.  EH shall offer to the NewCo the co-ownership shares in GENERIS SAND PATENTS acquired by EH under the present Agreement.  Thereby the NewCo shall be offered - according to the parties intention - EH’s co-owner rights and obligations to the GENERIS SAND PATENTS EH acquires under this present Agreement.

In consideration thereof, the parties agree as follows:

§ 1                               Transfer of GENERIS SAND IP to EH

1.                                      GENERIS herewith sells and transfers a share (Miteigentum) of 40% in GENERIS SAND IP to EH.

GENERIS SAND PATENTS comprise the patents and patent applications listed in exhibit 1 hereto and any further applications covering inventions made by GENERIS and/or its key employees/personnel, Mr. Ederer or Mr. Höchsmann, through 31 August 2003 in the field of GENERIS SAND TECHNOLOGY, including any applications related thereto and branch offs, divisionals etc. thereof.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

GENERIS SAND KNOW-HOW comprises the technical Know-How necessary to use the GENERIS SAND TECHNOLOGY, especially the documents and drawings listed in exhibit 2 hereto.

2.                                      GENERIS shall hand over to EH within one week after signature of the present Agreement by both parties the documents and drawings listed in exhibit 2 pertaining to the GENERIS SAND KNOW-HOW.

3.                                      GENERIS herewith grants to EH a right of first refusal (Vorkaufsrecht) regarding the purchase of the GENERIS Wax patents listed in exhibit 3 hereto.

§ 2                               Warranty

1.                                      GENERIS warrants that it is the sole owner of GENERIS SAND IP and has sufficient right and title to sell and transfer ownership in GENERIS SAND IP as provided under this Agreement.  GENERIS further warrants that no third party has any right whatsoever with respect to GENERIS SAND IP except

•                                          Anton Hafner Bankgeschäft under the pledge agreement;

•                                          Soligen Inc. potentially under any still valid rights that may remain related to the non-exclusive license agreement dated 12 February 2003;

•                                          the silent partnership agreements with Startkapital-Fonds Augsburg GmbH and Technologie Beteiligungsfonds Bayern GmbH & Co KG.

GENERIS declares that legal defects in the GENERIS SAND PATENTS and technical defects in the invention are not known to it.  To the extent that GENERIS SAND PATENTS are legally defective or the invention is technically defective,

•                                          a liability for freedom of defects, particularly dependency of the invention is not undertaken;

•                                          all rights of warranty or rescission by EH are excluded.

2.                                      GENERIS warrants that it has acquired with legal effect all patents from its shareholders Mr. Ederer and Mr. Höchsmann, if any, related to the GENERIS SAND TECHNOLOGY.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

§ 3                               Purchase Price

1.                                      In consideration of the sale and transfer of the GENERIS SAND IP as well as the right of first refusal according to §1.3., EH shall pay to GENERIS a total purchase price of [***],-, plus VAT.

2.                                      GENERIS acknowledges to have obtained an advance payment of [***],-, including VAT; the remaining portion of the purchase price in the amount of [***] plus VAT shall be paid to GENERIS within four business days after EH has obtained the documents and drawings according to § 1.2 of the present Agreement.

§ 4                               Relationship between co-owners

1.                                      EH shall be entitled to use the GENERIS SAND IP without any restriction and more particularly shall be entitled to manufacture and distribute GENERIS SAND TECHNOLOGY and grant in its own name non-exclusive licenses at fair market value to companies in which Extrude Hone Corporation (directly or indirectly) holds a majority share or is entitled to vote the majority shares (“Affiliated Companies”).  License fees related to licenses granted by EH shall be attributed to 40% to EH and to 60% to GENERIS.

2.                                      GENERIS shall only be entitled to use the GENERIS SAND IP for the use of machines containing GENERIS SAND TECHNOLOGY and rendering services related to GENERIS SAND TECHNOLOGY without the obligation to pay any license fee to EH.

GENERIS may be entitled to manufacture or sell machines containing GENERIS SAND TECHNOLOGY only with prior written consent of EH.  EH shall provide such consent so long as GENERIS’s manufacture and sale of such machines does not compete with any products then engineered manufactured or sold by EH or Affiliated Companies, and so long as such manufacture or sale by GENERIS does not violate any settlement agreement it may have made with MIT (Massachusetts Institute of Technology) with regard to patents under which EH or Affiliated Companies are licensed by MIT.  In case of such manufacture or sale by GENERIS of such machines, GENERIS shall pay to EH a fee at fair market value.

3.                                      In case of use of valid GENERIS SAND PATENTS by EH directly, EH shall pay to GENERIS the following fees in addition to the upfront payment under § 3 above based on (i) the net sales price of sand casting machines and (ii) the proportionate net sales price of parts or equipment used in other machines or products of EH in case of use of valid GENERIS SAND PATENTS which proportionate net sales price shall be calculated according to the proportion of the value of such part or equipment to the value of the machine or product sold:

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

business year	2003	2004	2005	2006	2007	2008
fee	[***]	[***]	[***]	[***]	[***]	[***]

Prior to the year end of 2008, the fees for the years after the year 2008 shall be negotiated between the parties in good faith based taking into account the fee level of the year 2008.

4.                                      GENERIS shall be responsible for prosecution and maintenance of GENERIS SAND PATENTS and shall inform EH immediately of any deadline or of any event affecting the scope of protection or the validity of GENERIS SAND PATENTS.  Both parties shall bear the maintenance and prosecution costs as well as necessary attorney fees according to their respective co-ownership share.  In case that one of the co-owners should not be willing to pay costs of maintenance or prosecution, the respective other co-owner shall have an option to acquire full ownership in the relevant patent and be solely liable for maintenance and prosecution costs as well as necessary attorney fees, without, however, additional payments to the co-owner from which the shares are acquired.

5.                                      The parties agree that any transfer of ownership in GENERIS SAND IP to third parties might substantially harm the interest of the respective other co-owner.  In case that one of the co-owners shall have the intention to the sell its shares in GENERIS SAND IP or in part thereof, the respective other party shall be immediately informed of such intention by written notice.  The respective other party shall have an option to purchase the shares against payment of a purchase price at fair market value within one month from such notice.  The same shall apply in case of insolvency of one of the co-owners.

6.                                      GENERIS shall offer future developments and improvements of GENERIS SAND IP made and owned by GENERIS after 31 August 2003 for use by EH under reasonable conditions to be negotiated by the parties and EH shall have a right of first refusal regarding the purchase of such developments and improvements or of parts thereof.

§ 5                               Transfer of GENERIS SAND PATENTS to NewCo

1.                                      Within ten business days after the NewCo has been established, i.e.  registered with the competent commercial supplier, EH will make an offer to the NewCo to transfer the co-ownership shares in GENERIS SAND PATENTS to NewCo, with all rights and obligations as defined under § 4 above.  Furthermore, EH will make an offer to NewCo to grant to NewCo the royalty-free right to use EH’s co-ownership shares in GENERIS SAND KNOW-HOW.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

For the avoidance of doubt, EH’s co-ownership shares in GENERIS SAND KNOW-HOW shall not be affected either by the offer to transfer, or a transfer of co-ownership shares in GENERIS SAND PATENTS to NewCo or by the offer to grant, or a grant of, the royalty-free right to NewCo to use EH’s co-ownership shares in GENERIS SAND KNOW-HOW.  This ownership in GENERIS SAND KNOW-HOW shall stay with EH.

2.                                      The offer to be made by EH to NewCo shall be subject to a license back to EH conferring EH a non-exclusive license under the GENERIS SAND PATENTS to make, have made, sell, have sold GENERIS SAND TECHNOLOGY and use the GENERIS SAND PATENTS without any restriction, with the right to grant sublicenses to Affiliated Companies.  The license to EH shall end with the expiration of the last of the GENERIS SAND PATENTS.

3.                                      As far as GENERIS would request the consent to use GENERIS SAND TECHNOLOGY according to § 4.2 above from NewCo, NewCo shall not be entitled to give such consent without having obtained prior consent from EH, to be decided by EH in accordance with § 4.2 above.

4.                                      The offer to be made to NewCo shall contain the following license fees based on (1) the net sales price of sand casting machines to be paid by EH in case of use of valid GENERIS SAND PATENTS under the license back and (2) the proportionate net sales price of parts or equipment used in other machines or products of EH in case of use of valid GENERIS SAND PATENTS which proportionate net sales price shall he calculated according to the proportion of the value of such part or equipment to the value of the machine or product sold:

business year	2003	2004	2005	2006	2007	2008
license fee	[***]	[***]	[***]	[***]	[***]	[***]

Prior to the year end of 2008, the fees for the years after the year 2008 shall be negotiated in good faith based on the fee level of the year 2008.

For the avoidance of doubt, any such license fees shall, after receipt by NewCo, be attributed to the co-owners of the GENERIS SAND PATENTS in relation to their co-ownership share, i.e. 40 % shall be attributed to the NewCo and 60% to GENERIS.

5.                                      The license back to EH shall include the unlimited and royalty-free right of use by EH’s and Affiliated Companies’ customers who acquired products containing GENERIS SAND TECHNOLOGY.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

§ 6                               Salvatorian Clause

Should any provision of this Agreement be invalid or unenforceable or should the Agreement contain an omission, the remaining provisions shall be valid, instead of an invalid provision or an omission, a valid provision is presumed to be agreed upon by the parties, which comes economically closest to be one actually agreed upon.

§ 7                               Jurisdiction and Applicable Law

For all disputes arising out of or in connection with this Agreement the patent court of the District Court Düsseldorf shall have exclusive jurisdiction.  This Agreement shall be governed and construed according to German law.

For Extrude Hone GmbH		For Generis GmbH

By	/s/ Peter Gosger	By	/s/ Ingo Ederer

Name Peter Gosger		Name Ingo Ederer

Title Geschäftsführer		Title Geschäftsführer

Date 27.6.2003		Date 27.6.2003

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1

Generis Patents

DE 0019723892 US000614713 EP0000882568	Method for manufacturing of parts by a deposition technique

DE0019853834	Verfahren zum Herstellen von Bauteilen durch Auftragstechnik

W02001068336	Method for manufacturing a structural part by a deposition technique

W02001072502 US0006423255 EP0001268165	Method for manufacturing a structural part by a deposition technique

DE0010025740	Vorrichtung zum Erzeugen eines Sprays

W02002026419 AU0200116453	Method for manufacturing a part by a deposition technique

DE0010047615 W02002026478 AU0200223430	Interchangeable container

DE0010047614 W02002026420 AU0200223429	Device for manufacturing models layer by layer

DE0010049043 W02002028568 AU0200223469	Method for unpacking shaped bodies

DE0010053826	Vorrichtung zum Auftragen von zerstäubten Fluiden

DE0010117875 W02002083323 W02002083323	Method and device for applying fluids

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit 2

Generis Know-How

In transferring know-how from Generis to ExtrudeHone the following is an itemized list of items that must be transferred to comply with this agreement.

Note: All listed documents will be the most recently revised ones, at the time this agreement is put into effect.

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit 3

Generis Patents

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.